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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K
                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
      Date of Report (Date of earliest event reported): December 12, 2001

                             NETWORK ENGINES, INC.
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              (Exact name of registrant as specified in charter)

          Delaware                 000-30863              04-3064173
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(State or Other Jurisdiction      (Commission            (IRS Employer
     of Incorporation)            File Number)        Identification No.)

25 Dan Road, Canton, Massachusetts                                02021
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(Address of Principal Executive Offices)                        (Zip Code)

      Registrant's telephone number, including area code: (781) 332-1000
                                      N/A
                                      ---

         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

      On or about December 3, 2001, Margaret Vojnovich filed in the United States District Court for the Southern District of New York a lawsuit against Network Engines, Inc. (the "Company"), Lawrence A. Genovesi, the Company's current Chairman and former Chief Executive Officer, and Douglas G. Bryant, the Company's Chief Financial Officer and Vice President of Administration (collectively, the "Executive Officers"), FleetBoston Robertson Stephens, Inc., an underwriter of the Company's initial public offering in July 2000 (the "IPO"), Credit Suisse First Boston Corp., Goldman Sachs & Co., Lehman Brothers Inc. and Salomon Smith Barney, Inc. (collectively, the "Underwriter Defendants"). The suit generally alleges that the Underwriter Defendants violated the federal securities laws by conspiring and agreeing to raise and increase the compensation received by the Underwriter Defendants by agreeing with some recipients of an allocation of IPO stock to agree to purchase shares of manipulated securities in the after-market of the IPO at pre-determined price levels designed to maintain, distort and/or inflate the price of the Company's common stock in the aftermarket. The suit also alleges that the Underwriter Defendants received undisclosed and excessive brokerage commissions and that, as a consequence, the Underwriter Defendants successfully increased investor interest in the manipulated IPO securities and increased the Underwriter Defendants' individual and collective underwritings, compensation and revenues. The suit further alleges that the defendants violated the federal securities laws by issuing and selling securities pursuant to the IPO without disclosing to investors that the Underwriter Defendants in the offering, including the lead underwriters, had solicited and received excessive and undisclosed commissions from certain investors. The suit seeks rescission of the purchase prices paid by purchasers of shares of the Company's common stock and certification of a plaintiff class consisting of all persons who acquired shares of the Company's common stock between July 13, 2000 and December 6, 2000.

      The Company is in the process of reviewing this suit and intends to respond in a timely manner. Additional suits may be filed with similar claims. As of the date hereof, the Company is unable to predict the outcome of this suit and any future suits and their ultimate effect, if any, on the Company's financial condition.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  December 12, 2001     Network Engines, Inc.
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                                  (Registrant)


                                  By: /s/ Douglas G. Bryant
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                                  Name:  Douglas G. Bryant
                                  Title: Vice President of Administration,
                                         Chief Financial Officer,
                                         Treasurer and Secretary